THE ADVISORS' INNER CIRCLE FUND

                         ANALYTIC SHORT-TERM INCOME FUND

                       SUPPLEMENT DATED FEBRUARY 13, 2009
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

THE SECTION TITLED "WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?" ON PAGE 6 IS REMOVED AND REPLACED WITH THE FOLLOWING:

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The Fund invests primarily (at least 80% of its net assets) in "income-producing" U.S. government securities. This investment policy can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund may invest the remainder of its assets in investment-grade debt securities. The Fund may also utilize options that provide exposure to the credit risk associated with debt securities. The Fund expects its dollar weighted average maturity to be two years and to invest in debt securities with weighted average maturities of three years or less.

The Adviser seeks to construct the Fund to be similar to its benchmark, the Merrill Lynch 1-3 Year U.S. Corporate/Government Index, with respect to duration, maturity and quality. In addition, the Adviser tries to add value over the benchmark by using a disciplined quantitative, computer-driven approach to forecast short-term interest rates and shifts in the yield curve of U.S. Treasury securities.

A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (the date when the issuer must repay the amount it borrowed (principal) from investors).

An investment grade debt security is one that a nationally recognized statistical rating agency, such as Moody's Investors Service or Standard & Poor's Rating Group, has rated in its top four rating categories at the time of purchase. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment grade. The Adviser may retain securities that are downgraded if it believes that keeping those securities is warranted.

The Fund intends to use options to gain exposure to the credit risk associated with corporate bonds. For example, the Adviser believes that corporate bond exposure can be replicated by owning a risk-free Treasury bond and selling a put option (a "short put"). This combination of holding a Treasury bond and selling a put is called a synthetic corporate bond. If a short put is written on an index, the synthetic corporate bond position represents a portfolio of corporate bonds with effective corporate bond exposure to each member of the underlying index. In an index short put, the strike price of the put option relative to the current underlying index level reflects the effective credit risk of the position. For example, a put option with a strike price that is significantly below the current index level represents less credit risk than a put option with a strike price that is near the current index level. The Adviser seeks to enter into synthetic corporate bond positions that have an effective credit risk of a corporate bond.

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The Fund may also use futures contracts, which are agreements that enable an investor to buy or sell an asset at an agreed upon price in the future, and options on futures contracts for a variety of purposes, including:

     o To protect the value of its investments against changes resulting from market conditions;

     o        To reduce transaction costs;

     o        To manage cash flows; or

     o        To enhance returns.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 ANA-SK-007-0100